\                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 11, 1999, incorporated by reference in Firstar Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


                                                      /s/ Arthur Andersen LLP


Cincinnati, Ohio,
May 18, 1999